Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Fourth Quarter and Full Fiscal 2025 Financial Results

•	Q4 Net Sales of $140.8 Million

•	Q4 Gross Margin of 28.8%; Non-GAAP Gross Margin of 29.2%

•	Q4 EPS of $0.19/Share

MARYVILLE, Tenn., June 18, 2025 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the fourth quarter and full fiscal year 2025, ended April 30, 2025.

Fourth Quarter Fiscal 2025 Financial Highlights

•	Net sales were $140.8 million, a decrease of $18.4 million, or 11.6%, from the comparable quarter last year.

•	Gross margin was 28.8% compared with 35.5% in the comparable quarter last year.

•	GAAP net income was $8.6 million, or $0.19 per diluted share, compared with $27.3 million, or $0.59 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $9.0 million, or $0.20 per diluted share, compared with $22.1 million, or $0.48 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the relocation. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $24.1 million, or 17.2% of net sales, compared with $37.6 million, or 23.6% of net sales, for the comparable quarter last year.

Full Year Fiscal 2025 Financial Highlights

•	Net sales were $474.7 million, a decrease of $61.2 million, or 11.4%, from the prior fiscal year.

•	Gross margin was 26.8% compared with 29.5% in the prior fiscal year.

•	GAAP net income was $13.4 million, or $0.30 per diluted share, compared with $41.4 million, or $0.89 per diluted share, for the prior fiscal year.

•

Non-GAAP net income was $14.6 million, or $0.33 per diluted share, compared with $44.4 million, or $0.96 per diluted share, for the prior fiscal year. GAAP to non-GAAP adjustments for income include costs related to the relocation, a gain on sale of certain real estate, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $67.3 million, or 14.3% of net sales, compared with $96.6 million, or 18.0% of net sales, for the prior fiscal year.

Mark Smith, President and Chief Executive Officer, commented, “Fourth quarter proved more difficult than we anticipated largely due to macro-economic and industry trends. While the combination of lower sales and production volumes, along with mix factors, pressured margins, we were able to partially offset the bottom-line impact through disciplined cost management and by leveraging our flexible manufacturing model. Looking at the overall firearms market, we continue to see consumers generally being cautious due to macro-economic factors pressuring discretionary spending. While new products and lower price point offerings are still performing well, overall conditions suggest headwinds will likely persist in the near term. Despite these challenges, we remain well positioned to succeed in this environment.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “We believe that firearm market conditions have been negatively impacted by persistent inflation, high interest rates, and uncertainty caused by tariff concerns. That being said, the success of our new products has enabled us to maintain a leadership position in the categories of the firearm market in which we compete. We currently expect demand for firearms in fiscal 2026 to be similar to what we saw in fiscal 2025, remaining subject to economic headwinds such as inflation and the impact of tariff-related cost increases. Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on July 7, 2025 with payment to be made on July 21, 2025.”

Conference Call and Webcast

The company will host a conference call and webcast on June 18, 2025 to discuss its fourth quarter and full fiscal 2025 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. A live and archived webcast of the event will be available on the company’s website at www.smith-wesson.com under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) spin related stock-based compensation, (vi) an accrued legal settlement, (vii) a gain on sale of certain real estate, (viii) a gain on sale of intangible assets, (ix) Relocation expense, and (x) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. The company also provides forging and machining services to third parties. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) with respect to the overall firearms market, we continue to see consumers generally being cautious due to macro-economic factors pressuring discretionary spending; (ii) overall conditions suggest headwinds will likely persist in the near term; (iii) we remain well positioned to succeed in this environment; and (iv) we currently expect demand for firearms in fiscal 2026 to be similar to what we saw in fiscal 2025, remaining subject to economic headwinds such as inflation and the impact of tariff-related cost increases. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH &WESSON BRANDS, INC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	April 30, 2025	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$25,231	$60,839
Accounts receivable, net of allowances for credit losses of $5 on April 30, 2025 and $0 on April 30, 2024	55,868	59,071
Inventories	189,840	160,500
Prepaid expenses and other current assets	6,260	4,973
Income tax receivable	66	1,948

Total current assets	277,265	287,331

Property, plant, and equipment, net of accumulated depreciation and amortization of $368,811 on April 30, 2025 and $352,615 on April 30, 2024	242,648	252,633
Intangibles, net	2,409	2,598
Goodwill	19,024	19,024
Deferred income taxes	10,260	7,228
Other assets	8,006	8,614

Total assets	$559,612	$577,428

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,887	$41,831
Accrued expenses and deferred revenue	24,678	24,489
Accrued payroll and incentives	9,060	17,147
Accrued profit sharing	4,636	9,098
Accrued warranty	1,379	1,813

Total current liabilities	66,640	94,378

Notes and loans payable	79,096	39,880
Finance lease payable, net of current portion	33,703	35,404
Other non-current liabilities	7,719	7,852

Total liabilities	187,158	177,514

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,789,455 issued and 44,111,461 shares outstanding on April 30, 2025 and 75,395,490 shares issued and 45,561,569 shares outstanding on April 30, 2024	76	75
Additional paid-in capital	298,075	289,994
Retained earnings	532,615	542,414
Accumulated other comprehensive income	—	73
Treasury stock, at cost (31,677,994 shares on April 30, 2025 and 29,833,921 shares on April 30, 2024)	(458,312)	(432,642)

Total stockholders’ equity	372,454	399,914

Total liabilities and stockholders’ equity	$559,612	$577,428

SMITH & WESSON BRANDS, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended April 30,		For the Year Ended April 30,
	2025	2024	2025	2024
	(In thousands, except per share data)
Net sales	$140,762	$159,148	$474,661	$535,833
Cost of sales	100,217	102,646	347,478	377,740

Gross profit	40,545	56,502	127,183	158,093

Operating expenses:
Research and development	1,962	1,774	9,567	7,258
Selling, marketing, and distribution	11,473	9,473	41,314	40,611
General and administrative	13,974	18,258	54,933	63,134
Gain on sale/disposition of assets, net	6	(10)	(2,515)	(11)

Total operating expenses	27,415	29,495	103,299	110,992

Operating income	13,130	27,007	23,884	47,101

Other (expense)/income, net:
Other (expense)/income, net	(6)	6,496	(17)	6,672
Interest expense, net	(748)	(607)	(4,622)	(2,055)

Total other (expense)/income, net	(754)	5,889	(4,639)	4,617

Income before income taxes	12,376	32,896	19,245	51,718
Income tax expense	3,742	5,561	5,820	10,356

Net income	$8,634	$27,335	$13,425	$41,362

Net income per share:
Basic - net income	$0.20	$0.60	$0.30	$0.90

Diluted - net income	$0.19	$0.59	$0.30	$0.89

Weighted average number of common shares outstanding:
Basic	44,040	45,544	44,484	45,813
Diluted	44,508	46,043	44,932	46,248

SMITH & WESSON BRANDS, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Year Ended April 30,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net income	$13,425	$41,362
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Depreciation and amortization	31,845	32,558
Gain on sale/disposition of assets	(2,515)	(5,595)
Recoveries on notes and accounts receivable	—	(23)
Deferred income taxes	(3,032)	856
Stock-based compensation expense	7,609	5,683
Non-cash sublease income	(1,724)	—
Other, net	(73)	—
Changes in operating assets and liabilities:
Accounts receivable	3,203	(3,896)
Inventories	(29,340)	16,618
Prepaid expenses and other current assets	(1,287)	(57)
Income taxes	1,882	(2,601)
Accounts payable	(14,771)	18,341
Accrued payroll and incentives	(8,087)	(1,418)
Accrued profit sharing	(4,462)	895
Accrued expenses and deferred revenue	(268)	3,996
Accrued warranty	(434)	142
Other assets	938	(267)
Other non-current liabilities	(132)	145

Net cash (used in)/provided by operating activities	(7,223)	106,739

Cash flows from investing activities:
Payments to acquire patents and software	(187)	(186)
Proceeds from sale of property and equipment	2,619	2,955
Proceeds from sale of intangible assets	—	6,500
Payments to acquire property and equipment	(21,605)	(90,759)

Net cash used in investing activities	(19,173)	(81,490)

Cash flows from financing activities:
Proceeds from loans and notes payable	75,000	50,000
Cash paid for debt issuance costs	(941)	—
Payments on finance lease obligation	(179)	(1,378)
Payments on notes and loans payable	(35,000)	(35,000)
Payments to acquire treasury stock	(25,468)	(10,213)
Dividend distribution	(23,096)	(22,020)
Proceeds to acquire common stock from employee stock purchase plan	1,598	1,484
Payment of employee withholding tax related to restricted stock units	(1,126)	(839)

Net cash (used in)/provided by financing activities	(9,212)	(17,966)

Net (decrease)/increase in cash and cash equivalents	(35,608)	7,283
Cash and cash equivalents, beginning of period	60,839	53,556

Cash and cash equivalents, end of period	$25,231	$60,839

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$5,193	$4,745
Income taxes	$7,288	$12,662

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Twelve Months Ended
	April 30, 2025		April 30, 2024		April 30, 2025		April 30, 2024
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$140,762		$159,148		$474,661		$535,833
Relocation	—		—		(4,340)		—

Non-GAAP net sales	$140,762		$159,148		$470,321		$535,833

GAAP gross profit	$40,545	28.8%	$56,502	35.5%	$127,183	26.8%	$158,093	29.5%
Relocation expenses	516		162		3,346		2,115
Settlement	—		—		70		3,200

Non-GAAP gross profit	$41,061	29.2%	$56,664	35.6%	$130,599	27.8%	$163,408	30.5%

GAAP operating expenses	$27,415	19.5%	$29,495	18.5%	$103,299	21.8%	$110,992	20.7%
Gain on sale of asset	—		—		2,257		—
Spin related stock-based compensation	—		(3)		—		(13)
Relocation expenses	(26)		155		(612)		(4,938)

Non-GAAP operating expenses	$27,389	19.5%	$29,647	18.6%	$104,944	22.3%	$106,041	19.8%

GAAP operating income	$13,130	9.3%	$27,007	17.0%	$23,884	5.0%	$47,101	8.8%
Gain on sale of asset	—		—		(2,257)		—
Settlement	—		—		70		3,200
Spin related stock-based compensation	—		3		—		13
Relocation expenses	542		7		3,958		7,053

Non-GAAP operating income	$13,672	9.7%	$27,017	17.0%	$25,655	5.5%	$57,367	10.7%

GAAP net income	$8,634	6.1%	$27,335	17.2%	$13,425	2.8%	$41,362	7.7%
Gain on sale of asset	—		—		(2,257)		—
Settlement	—		—		70		3,200
Sale of intangible assets	—		(6,500)		—		(6,500)
Spin related stock-based compensation	—		3		—		13
Relocation expenses	542		7		3,958		7,053
Tax effect of non-GAAP adjustments	(169)		1,285		(551)		(746)

Non-GAAP net income	$9,007	6.4%	$22,130	13.9%	$14,645	3.1%	$44,382	8.3%

GAAP net income per share—diluted	$0.19		$0.59		$0.30		$0.89
Gain on sale of asset	—		—		(0.05)		—
Settlement	—		—		—		0.07
Sale of intangible assets	—		(0.14)		—		(0.14)
Spin related stock-based compensation	—		—		—		—
Relocation expenses	0.01		—		0.09		0.15
Tax effect of non-GAAP adjustments	—		0.03		(0.01)		(0.02)

Non-GAAP net income per share—diluted	$0.20		$0.48		$0.33		$0.96 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	April 30, 2025	April 30, 2024	April 30, 2025	April 30, 2024
GAAP net income	$8,634	$27,335	$13,425	$41,362
Interest expense	1,408	1,434	7,289	4,838
Income tax expense	3,742	5,561	5,820	10,356
Depreciation and amortization	7,934	8,324	31,688	32,469
Stock-based compensation expense	1,885	1,419	7,609	5,683
Settlement	—	—	70	3,200
Gain on sale of asset	—	—	(2,257)	—
Gain on sale of intangible assets	—	(6,500)	—	(6,500)
Relocation expense	538	7	3,681	5,193

Non-GAAP Adjusted EBITDAS	$24,141	$37,580	$67,325	$96,601

Non-GAAP Adjusted EBITDAS Margin	17.2%	23.6%	14.3%	18.0%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH (USED IN) / PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	April 30, 2025	April 30, 2024	April 30, 2025	April 30, 2024
Net cash provided by/(used in) operating activities	$40,828	$43,616	$(7,223)	$106,739
Payments to acquire property and equipment	(7,291)	(5,571)	(21,605)	(90,759)

Free cash flow	$33,537	$38,045	$(28,828)	$15,980

Immaterial Correction of an Error

During the fourth quarter of fiscal 2025, we identified an immaterial error related to our accrual for certain legal expenses, resulting in an overstatement of general and administrative expenses in 2024 and 2025. In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, we evaluated the errors and determined that the related impact was not material to results of operations, financial position, or cash flows for any historical annual or interim period. Prior year amounts have been adjusted to reflect the immaterial correction, which (i) overstated accrued expenses and deferred revenue and general and administrative expenses by $2.3 million and (ii) understated income tax expense and overstated income tax receivable each by $548,000, in each case as of April 30, 2024 and for the year then ended.